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						  POWER OF ATTORNEY


	 Know all by these presents,
that the undersigned hereby constitutes and appoints each of Leonard
Schleifer, , Beverly Dubs, Stuart Kolinski, Murray
Goldberg, and Douglas
McCorkle signing singly, the undersigned's true and lawful

attorney-in-fact to:

	 (1)   execute for and on behalf of the
undersigned in the undersigned's
		  capacity as a director of Regeneron
Pharmaceuticals, Inc. (the
		  "Company"), Forms 3, 4, and 5 in
accordance with Section 16(a) of
		  the Securities Exchange Act of 1934
and the rules thereunder;

	 (2)   do and perform any and all acts for
and on behalf of the undersigned
		  which may be necessary or desirable
to complete and execute any such
		  Form 3, 4, or 5, complete and
execute any amendment or amendments
		  thereto, and timely file such
form with the United States Securities
		  and Exchange Commission and
any stock exchange or similar authority;
		  and

	 (3)   take any
other action of any type whatsoever in connection with the
		  foregoing
which, in the opinion of such attorney-in-fact, may be of
		  benefit to,
in the best interest of, or legally required by, the
		  undersigned, it
being understood that the documents executed by such
		  attorney-in-act
on behalf of the undersigned pursuant to this Power
		  of Attorney shall
be in such form and shall contain such terms and
		  conditions as such
attorney-in-fact may approve in such
		  attorney-in-fact's discretion.


	 The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.


This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS
WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 12th day of September, 2005.


								**/s/Murray A.
Goldberg
								-----------------------
								Signature


								Murray A. Goldberg
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